UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________________________________________________________________________________________________________________________________________________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report: July 10, 2023
(Date of earliest event reported)
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RING ENERGY, INC.
(Exact name of registrant as specified in its charter)
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Nevada	001-36057	90-0406406
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1725 Hughes Landing Blvd., Suite 900
The Woodlands, TX 77380
(Address of principal executive offices) (Zip Code)

(281) 397-3699
(Registrant’s telephone number, including area code)

Not Applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	REI	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 10, 2023, Ring Energy, Inc. (the “Company”), as buyer, and Founders Oil & Gas IV, LLC (the “Founders”), as seller, entered into an Asset Purchase Agreement (the “Purchase Agreement”). Pursuant to the Purchase Agreement, the Company will acquire (the “Founders Acquisition”) interests in oil and gas leases and related property of Founders located in Ector County, Texas, for a purchase price (the “Purchase Price”) of $75 million in cash. The Purchase Price is subject to customary purchase price adjustments with an effective date of April 1, 2023. In connection with the Purchase Agreement, the Company deposited $7.5 million in cash into a third-party escrow account as a deposit pursuant to the Purchase Agreement, which will be credited against the Purchase Price upon closing of the Founders Acquisition.

The Purchase Agreement contains customary representations and warranties for transactions of this nature. The Purchase Agreement also contains customary pre-closing covenants of the parties, including the obligation of Founders to conduct its business as a reasonably prudent operator and consistent with past practice and to refrain from taking certain specified actions, subject to certain exceptions.

The Founders Acquisition is expected to close in the third quarter of 2023, subject to the satisfaction of several closing conditions, including (i) specified materiality standards, the accuracy of the applicable counterparty’s representations and warranties in the Purchase Agreement, (ii) the applicable counterparty’s performance or compliance in all material respects with the covenants contained in the Purchase Agreement, (iii) the absence of certain legal matters prohibiting the Founders Acquisition, and (iv) each counterparty being ready to deliver specified closing deliverables. The Purchase Agreement provides for termination rights, including the right of the parties to terminate the Purchase Agreement if the Founders Acquisition is not consummated on or before September 15, 2023.

The Purchase Agreement is filed as Exhibit 2.1 to this Current Report on Form 8-K, and the foregoing summary description of the Purchase Agreement is qualified in its entirety by reference to such exhibit, which is incorporated herein by reference. The Purchase Agreement is filed herewith to provide readers with information regarding its terms. It is not intended to provide any other factual information about the parties. In particular, the assertions embodied in the representations and warranties contained in the Purchase Agreement were made as of the date of such agreement only and are in certain instances qualified by information in confidential disclosure schedules provided by the parties to each other in connection with the signing of the Purchase Agreement. These disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Purchase Agreement. Moreover, certain representations and warranties in the Purchase Agreement may have been used for the purpose of allocating risk between the parties rather than establishing matters of fact. Accordingly, readers should not rely on the representations and warranties in the Purchase Agreement as characterizations of the actual statements of fact about the parties.

Item 7.01 Regulation FD Disclosure.

On July 11, 2023, the Company issued a press release announcing the execution of the Purchase Agreement. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.

On July 12, 2023, the Company provided supplemental information in an investor presentation (the “Presentation Materials”) regarding the pending Founders Acquisition contemplated by the Purchase Agreement. A copy of the Presentation Materials is furnished herewith as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.

The information in this Current Report on Form 8-K furnished pursuant to Item 7.01, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that section, and they shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. By filing this Current Report on Form 8-K and furnishing this information pursuant to Item 7.01, the Company makes no admission as to the materiality of any information in this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, that is required to be disclosed solely by Regulation FD.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description
2.1*	Asset Purchase Agreement dated July 10, 2023 between Ring Energy, Inc. and Founders Oil & Gas IV, LLC.
99.1	Press Release dated July 11, 2023.
99.2	Investor Presentation dated July 11, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Certain schedules, annexes or exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K, but will be furnished supplementally to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RING ENERGY, INC.

Date:	July 14, 2023	By:	/s/ Travis T. Thomas
Travis T. Thomas
Chief Financial Officer